THE MAINSTAY FUNDS

MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay 130/30 International Fund

Supplement dated October 2, 2008 (“Supplement”)
to the MainStay 130/30 Funds Prospectus dated February 28, 2008 (“Prospectus”)

This Supplement updates certain information contained in the above-dated Prospectus for MainStay 130/30 Core Fund, MainStay 130/30 Growth Fund and MainStay 130/30 International Fund (the “Funds”), each a series of Eclipse Funds Inc. You may obtain copies of the Funds’ Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available via the Funds’ website at mainstayinvestments.com. Please review this important information carefully.

Temporary Suspension of Short Selling

In response to recent instability in the financial markets, the Funds believe it to be in the best interest of shareholders to temporarily cease all short selling activity. Therefore, as permitted in the Prospectus, the Funds have taken action to unwind their respective short positions. Once all short positions are unwound, each Fund will invest only in long positions.

The Funds believe that this elimination of short positions will be temporary and will begin re-investing in short positions (either directly or through the use of derivatives) if and when they believe it to be in the best interest of shareholders to do so.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS